UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012 (May 9, 2012)

BankUnited, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane

Miami Lakes, FL 33016

(Address of principal executive offices) (Zip Code)

(305) 569-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders

(a-b)        The stockholders of BankUnited, Inc. (the “Company”) voted on four proposals at the Annual Meeting of Stockholders held on May 9, 2012:

1)              To elect ten directors to the Company’s Board of Directors (the “Board”) to serve until the next annual meeting of stockholders or until that person’s successor is duly elected and qualified.

2)              To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2012.

3)              To hold an advisory vote to approve the compensation of the Company’s named executive officers.

4)              To hold an advisory vote on the frequency of the stockholder vote to approve the compensation of the Company’s named executive officers in the future.

Each matter was described in detail in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 4, 2012. The results of the stockholders’ votes are reported below.

Proposal No. 1: All of the director nominees were elected to the Board based upon the following votes:

Nominee	Votes for	Votes Withheld	Broker Non- Vote
John A. Kanas	89,966,369	452,792	2,146,348
John Bohlsen	90,403,723	15,438	2,146,348
Chinh E. Chu	89,667,223	751,938	2,146,348
Ambassador Sue M. Cobb	87,308,135	3,111,026	2,146,348
Eugene F. DeMark	90,051,774	367,387	2,146,348
Richard S. LeFrak	90,050,274	368,887	2,146,348
Thomas O’Brien	90,372,072	47,089	2,146,348
Wilbur L. Ross, Jr.	69,983,563	20,435,598	2,146,348
Pierre Olivier Sarkozy	90,403,553	15,608	2,146,348
Lance N. West	90,403,453	15,708	2,146,348

Proposal No. 2: The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 received the following votes:

•        92,543,636 votes for

•        13,803 votes against

•        8,070 abstentions

There were no broker non-votes for this proposal.

Proposal No. 3: The advisory vote to approve the compensation of the Company’s named executive officers received the following votes:

•        90,005,844 votes for

•        334,009 votes against

•        79,308 abstentions

There were 2,146,348 broker non-votes for this proposal.

Proposal No. 4: The advisory vote on the frequency of the stockholder vote to approve the compensation of the Company’s named executive officers in the future received the following votes:

•        64,266,971 for every three years

•        44,238 for every two years

•        26,080,917 for every one year

•        27,035 abstentions

There were 2,146,348 broker non-votes for this proposal.

(d)           After taking into consideration the foregoing voting result for Proposal No. 4 and the prior recommendation of the Board in favor of holding a non-binding, advisory stockholder vote on the compensation of the Company’s named executive officers every three years, the Board, upon the recommendation of the Compensation Committee of the Board, intends for the Company to hold future non-binding advisory votes on the compensation of the Company’s named executive officers every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2012	BANKUNITED, INC.

/s/ Douglas J. Pauls
	Name:	Douglas J. Pauls
	Title:	Chief Financial Officer